GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 1 GO FURTHER. DO MO E. OME HOME SAFELY. CHC Helicopter Fiscal 2014 Fourth Quarter July 10, 2014 CHC Helicopter is the operating company of CHC Group Ltd. (NYSE: HELI)

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 2 Presenters Bill Amelio President and Chief Executive Officer Joan Hooper Chief Financial Officer Aberdeen, Scotland Port Harcourt, Nigeria Rio de Janeiro, Brazil Perth, Australia Agenda  Safety  Business Update  FY14 Results & Guidance  Q&A

Page 3 GO FURTHER. DO MORE. COME HOME SAFELY. Forward-Looking Statements and non-GAAP Financial Measures This presentation contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and other applicable securities legislation. All statements, other than statements of historical fact included in this presentation regarding our strategy, future operations, projections, conclusions, forecasts, fiscal year 2015 guidance and other statements are “forward-looking statements“. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include competition in the markets we serve, our ability to secure and retain long-term support contracts, our ability to maintain standards of acceptable safety performance, political, economical, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, ability to continue funding our working capital requirements, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, exchange rate fluctuations, trade industry exposure, inflation, inability to obtain or maintain government issued licenses or related approvals, inability to obtain or maintain necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. We make certain statements in this presentation that include references to “non-GAAP financial measures,” as defined by SEC regulations. We have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix or footnoted. Adjusted EBITDAR excluding special items is referred to in this document as EBITDAR. See Glossary of Terms and Appendix for reconciliation to GAAP measures.

Page 4 GO FURTHER. DO MORE. COME HOME SAFELY. Accident-Rate Benchmarking CHC’s five-year rolling average as of May 1 is 0.38 accidents/100,000 flight hours N u m b er o f ac cid en ts/ 1 0 0 K f lig h t h ou rs Safety: Maintaining Leading Performance • ICAO “accident” definition: flight incident resulting in fatal or serious injury, or aircraft lost or sustaining damage or structural failure. • Offshore average rate per 2009 OGP Report, Page 6 • Twin Helicopters average rate inferred from worldwide accident-rate table, 2009 OGP Report, Page 4 • CHC rate includes the October 2012 controlled landing and August 2013 accident, both in North Sea 1.8 0.8 0.38 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 2 Offshore Operations Twin Helicopters CHC

Page 5 GO FURTHER. DO MORE. COME HOME SAFELY. Safety Priorities: Joint Operating Review 1. Standardizing customer requirements, as possible 2. Sharing safety information rapidly, regularly 3. Enhancing performance monitoring, use of CRM 4. Giving operators, pilots voice in A/C system design 5. Refining stabilized approaches – especially offshore Joint Operator Review composed of major offshore operators

Page 7 GO FURTHER. DO MORE. COME HOME SAFELY. Financial Priorities • Reduce leverage • Maintain disciplined capital allocation • Grow incremental cash flow Strengthen Balance Sheet Expand EBITDAR and Margin Achieve Disciplined Growth • Improve pricing discipline • Deploy largest deepwater/ultra-deepwater fleet • Expand in high-growth markets • Increase third-party MRO business • Grow stable revenue, backed by LT contracts • Employ new technology aircraft • Drive transformation initiatives

Page 8 GO FURTHER. DO MORE. COME HOME SAFELY. • Disciplined growth that optimizes profitability and free cash flow • Focused on high-return growth opportunities – Judicious investment in aircraft • Optimize all cash-flow levers Value Creation Framework FY 2015 free cash flow better than initial estimates Accelerate positive free cash flow by one year – FY 2017

Page 9 GO FURTHER. DO MORE. COME HOME SAFELY. Summary Guidance: Fiscal 2015, Long-Term Fiscal 2015 • Mid to high single-digit growth in revenue • High single- to low double-digit increase in EBITDAR Long term guidance • Accelerate free cash flow positive by one year to FY17 • Revenue growth in high single-digit to mid-teen range • EBITDAR up in high teens to mid 20% range

GO FURTHER. DO MORE. COME HOME SAFELY. Page 10 Consolidated Results – FY 2014 1. Operating revenue is total revenue less reimbursable revenue which is costs reimbursed from customers. 2. Adjusted EBITDAR margin is referred to in this document as EBITDAR margin. It is calculated as adjusted EBITDAR excluding special items divided by Operating Revenue. 3. See Appendix for reconciliation to GAAP measures. 4. Adjusted weighted share count is the number of ordinary shares outstanding at our IPO date, adjusted for the weighted average of shares issued subsequent to this date. • Revenue up 1% driven by: ‒ Higher return contracts in Helicopter Services, new PBH and MRO work in Heli-One • EBITDAR down 3% ‒ Impacted by worldwide suspension of EC225s CHC Consolidated Quarter Fiscal Year ($ in millions except margin, share count and EPS) Q4 FY13 Q4 FY14 % Change FY13 FY14 % Change Revenue 439 453 3 1,744 1,765 1 Operating Revenue(1) 399 412 3 1,578 1,600 1 EBITDAR 137 132 -4 484 471 -3 EBITDAR Margin(2) 34% 32% -240bps 31% 29% -130bps Adjusted Net loss(3) (11) (14) -27 (62) (97) -55 Share Count(4) 77,519,484 79,845,327 - 77,519,484 78,086,607 - EPS (0.14) (0.17) -21 (0.80) (1.24) -55 Note: all comparisons are year over year unless otherwise noted FY 2014 results in line with guidance

GO FURTHER. DO MORE. COME HOME SAFELY. Page 11 Free Cash Flow, Liquidity & Leverage • $22 million improvement in free cash flow(1) • Liquidity up $291 million driven by net proceeds from IPO(2) 1. Free cash flow is defined as cash provided by operating activities less cash used in investing activities. See slide 20 for details. 2. Net proceeds refers to gross IPO proceeds less underwriting fees and expenses. 3. Liquidity is a non-GAAP financial measure which was comprised of cash and cash equivalents of $303 million, unused capacity in the revolver of $320 million, net of letters of credit of $55 million, plus undrawn overdraft facilities of $28 million. 4. Adjusted Net Debt is calculated as net debt plus NPV of lease commitments as of April 30, 2014 discounted at 9%. See Appendix for net debt reconciliation. ($ in millions) FY13 FY14 $ Change Free Cash Flow(1) (151) (128) 22 Cash and Equivalents 124 303 179 Liquidity(3) 360 651 291 ($ in millions except leverage ratio) Q3 FY14 Q4 FY14 $ Change Adjusted Net Debt(4) 2,439 2,497 58 Adjusted Net Debt(4)/EBITDAR 5.1x 5.3x 0.2x

Page 12 GO FURTHER. DO MORE. COME HOME SAFELY. Disciplined Growth – FY 2015 Revenue Targets Healthy industry fundamentals Fleet expansion with new technology aircraft Grow fleet in high growth markets Supported by robust historical win and retention rates FY 2015 revenue growth: Consolidated: mid to high single digit Helicopter Services: mid single digit Heli-One: mid-teen to low 20% HE Rate: up mid-single digit HE count: flat, 13-15 new deliveries Accelerated disposals of legacy aircraft HE Growth in Canada, Brazil, Nigeria, AEA & WNS

Page 13 GO FURTHER. DO MORE. COME HOME SAFELY. Expand EBITDAR and Margin – FY 2015 Target Increase mix of new technology aircraft Re-price legacy contracts to market rates Benefits of transformation initiatives Truscott, Australia Aberdeen, Scotland FY 15 growth in EBITDAR: high single to low double digits

Page 14 GO FURTHER. DO MORE. COME HOME SAFELY. FY 2015 Financial Outlook - Recap (in millions except YoY % growth) Total revenue growth Mid to high single digit Helicopter Services revenue growth Mid single digit Heli-One revenue growth Mid-teen to low-20% EBITDAR growth High single to low double digits Lease expense $275 to $295 Interest expense $135 to $150 Tax expense $30 to $40 Net expansionary capex $105 to $135 Maintenance capex $90 to $110 Free cash flow -$180 to -$210 HE rate growth Mid single digit HE Count growth Relatively flat Disciplined growth and expanding EBITDAR and margin Free cash flow better than previous estimates

Page 15 GO FURTHER. DO MORE. COME HOME SAFELY. Long Term Financial Targets – FY 2015 to FY 2018 Disciplined Growth Expand EBITDAR and Margin • Expansion in high growth markets ‒ Nigeria, Brazil, Canada • Continued shift in aircraft mix towards high technology aircraft ‒ HE rate CAGR: high single digit ‒ HE count CAGR: mid to high single digit • Grow stable revenues backed by long-term contracts • Drive transformation initiatives

Page 16 GO FURTHER. DO MORE. COME HOME SAFELY. Long Term Financial Targets: Strengthen Balance Sheet Growth in EBITDAR FCF Positive in FY 17 Operating Cash Flow improvement • Lease terms • Interest expense • Working capital Investing Cash Flow improvement • Capital allocation • Supply chain • AC disposals Key drivers to de-levering and sustaining positive FCF Generate positive free cash flow one year ahead of initial expectations

Page 17 GO FURTHER. DO MORE. COME HOME SAFELY. Financial Priorities Strengthen Balance Sheet Expand EBITDAR and Margin Achieve Disciplined Growth

Page 18 GO FURTHER. DO MORE. COME HOME SAFELY. APPENDIX

GO FURTHER. DO MORE. COME HOME SAFELY. Page 19 Key Investment Highlights A market leading operator with a strong safety system and record • Scale and global reach enables CHC to grow with customers • Consistent level of availability, reliability, and safety 2 Persistent focus on efficiency and improvement • First mover advantage from global operations center, leading IT systems 3 Significant growth opportunities, supported by strong industry fundamentals • Attractive end-markets driven by increased deepwater O&G exploration and production • Recurring revenue from an essential service that is only ~4-7% of operator rig expenses(1) 1 Disciplined growth to maximize long term returns • Financial visibility afforded by long-term contracts, fixed monthly revenue • Industry fundamentals and company transformation support strong growth opportunities 4 ¹ Calculated as implied daily cost of helicopter/divided by typical day rate for offshore rig; implied daily cost of helicopter calculated by dividing FY2013 HE rate of $8.73M by 365; assumes typical day rates of $600K and $350K, respectively, for UDW and DW rigs.

Helicopter Services

- Full year revenue up 1% driven by new, higher return contracts in the North Sea
  - Partially offset by declines in Asia Pacific and Americas as lower return contracts rolled off
  - Revenue impacted by EC225 suspension in the first half of the year
- EBITDAR increased by 4% due to:
  - New contracts with higher margins, cost efficiency

Helicopter Services	Quarter			Fiscal Year		
($ in millions except margin and HE count)	Q4 FY13	Q4 FY14	% Change	FY13	FY14	% Change
Operating Revenue	355	364	3	1,438	1,453	1
Reimbursable revenue	41	41	—	166	165	-1
Total External Revenue	395	405	3	1,603	1,618	1
EBITDAR	126	129	2	470	488	4
EBITDAR Margin(1)	35%	35%	2bps	33%	33%	94bps
HE Rate(2)	$2.1	$2.2	7	$8.7	$8.8	1
Average HE Count(3)	169.5	162.5	-4	164.7	164.7	—

Note: all comparisons are year over year unless otherwise noted

1. Adjusted EBITDAR margin is referred to in this document as EBITDAR margin. It is calculated as adjusted EBITDAR excluding special items divided by Operating Revenue.
2. Heavy Equivalent Rate(HE) is the 3rd party operating revenue from Helicopter Services segment divided by average HE count.
3. Our heavy and medium helicopters, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters that are held for sale.

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Page 20

GO FURTHER. DO MORE. COME HOME SAFELY. Page 21 Heli-One • Higher fiscal 2014 operating revenue driven by new PBH contracts and MRO work • Decline in EBITDAR due to: ‒ Costs incurred to return EC225 fleet to service ‒ Increased maintenance costs to improve aircraft availability Heli-One Quarter Fiscal Year ($ in millions except margin) Q4 FY13 Q4 FY14 % Change FY13 FY14 % Change Operating Revenue 44 48 8 140 147 5 Inter-Segment Revenue 69 71 3 287 279 -3 Total Revenue 113 119 5 427 426 — EBITDAR 30 21 -30 92 55 -40 EBITDAR Margin % 27% 18% -900bps 21% 13% -850bps Boundary Bay, Canada Boundary Bay, Canada Note: all comparisons are year over year unless otherwise noted

Page 22 GO FURTHER. DO MORE. COME HOME SAFELY. Free Cash Flow • Total free cash flow of ($128 million), a $22 million improvement over fiscal 2013 ‒ Driven in part by timing benefits in operating and investing cash flows • Cash provided by operating activities, $11 million higher than last year ‒ Improvement in working capital primarily driven by timing ‒ Partially offset by higher interest and lease expense • Cash used in investing $11 million lower than FY 2013 ‒ Higher source of cash from higher aircraft financing proceeds and lower spend on rotables Free Cash Flow FY13 FY14 VAR (US $ Million) Cash flow from operating activities before changes in working capital $49 $10 ($39) Changes in operating assets and liabilities (47) 3 50 Cash provided by operating activities 1 12 11 Net Expansionary capex (86) (70) 16 Maintenance capex (109) (100) 9 Disposal 49 29 (20) Other (6) 0 6 Total Cash Used in Investing Activities ($152) ($141) $11 Total Free Cash Flow ($151) ($128) $22

EBITDAR: Reconciliation to GAAP measures

EBITDAR - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Year ended	
	April 30, 2013	April 30, 2014	April 30, 2013	April 30, 2014
Helicopter Services	$ 125,548	$ 128,562	$ 469,651	$ 487,838
Heli-One	30,389	21,288	91,700	55,334
Corporate	(17,814)	(17,248)	(74,113)	(95,087)
Eliminations	(1,115)	(1,710)	(2,887)	(3,097)
Adjusted EBITDAR	**137,008**	**130,892**	**484,351**	**444,988**
Helicopter lease and associated costs	(52,346)	(61,232)	(201,736)	(227,893)
Depreciation	(47,280)	(38,415)	(131,926)	(144,573)
Restructuring	(2,359)	—	(10,976)	—
Asset impairments	(5,763)	(2,977)	(29,981)	(25,933)
Loss on disposal of assets	(6,464)	(4,688)	(15,483)	(6,631)
Operating income	**22,796**	**23,580**	**94,249**	**39,958**
Interest on long-term debt	(33,250)	(35,586)	(127,199)	(153,222)
Foreign exchange gain (loss)	(18,365)	18,448	(11,383)	(6,028)
Other financing charges	3,706	(21,638)	(18,729)	(23,253)
Loss from continuing operations before income tax	**(25,113)**	**(15,196)**	**(63,062)**	**(142,545)**
Income tax expense	(3,846)	(10,885)	(54,452)	(28,374)
Loss from continuing operations	**(28,959)**	**(26,081)**	**(117,514)**	**(170,919)**
Earnings from discontinued operations, net of tax	1	—	1,025	—
Net loss	**$ (28,958)**	**$ (26,081)**	**$ (116,489)**	**$ (170,919)**

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Page 23

EBITDAR and Net Income: Non-GAAP Reconciliation

EBITDAR excluding special items - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Year ended	
	April 30, 2013	April 30, 2014	April 30, 2013	April 30, 2014
Adjusted EBITDAR	$ 137,008	$ 130,892	$ 484,351	$ 444,988
Stock-based compensation[1]	—	871	—	23,389
Expenses related to the initial public offering[2]	—	—	—	2,563
Adjusted EBITDAR excluding special items	**$ 137,008**	**$ 131,763**	**$ 484,351**	**$ 470,940**

Adjusted net (loss) - Non-GAAP Reconciliation
(Expressed in thousands of United States dollars)
(Unaudited)

	Three months ended		Year ended	
	April 30, 2013	April 30, 2014	April 30, 2013	April 30, 2014
Net loss attributable to controlling interest	$ (34,830)	$ (23,224)	$ (119,436)	$ (172,548)
Stock-based compensation[1]	—	871	—	23,389
Expenses related to the initial public offering[2]	—	—	—	2,563
Asset impairments	5,763	2,977	29,981	25,933
Loss on disposal of assets	6,464	4,688	15,483	6,631
Foreign exchange loss (gain)	18,365	(18,448)	11,383	6,028
Debt extinguishment[3]	—	7,668	—	7,668
Unrealized loss (gain) on derivatives	(6,479)	11,878	405	3,647
Adjusted net loss	**$ (10,717)**	**$ (13,590)**	**$ (62,184)**	**$ (96,689)**

(1) Stock-based compensation relates to the expense of prior equity plans triggered by the initial public offering.
(2) Expenses related to the initial public offering, including costs related to restructuring our compensation plan.
(3) Loss on extinguishment incurred on the redemption of $130.0 million of our senior secured notes at a redemption price of 103% of the principal amount.

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Page 24

GO FURTHER. DO MORE. COME HOME SAFELY. Page 25 Adjusted Net Loss: Non-GAAP Reconciliation (Expressed in thousands of United States dollars) (Unaudited) Three months ended Year ended April 30, 2013 April 30, 2014 April 30, 2013 April 30, 2014 Adjusted EBITDAR excluding special items $ 137,008 $ 131,763 $ 484,351 $ 470,940 Helicopter lease and associated costs (52,346) (61,232) (201,736) (227,893) Depreciation (47,280) (38,415) (131,926) (144,573) Restructuring (2,359) — (10,976) — Debt extinguishment — 7,668 — 7,668 Unrealized loss (gain) on derivatives (6,479) 11,878 405 3,647 Interest on long-term debt (33,250) (35,586) (127,199) (153,222) Other financing charges 3,706 (21,638) (18,729) (23,253) Income tax expense (3,846) (10,885) (54,452) (28,374) Earnings from discontinued operations, net of tax 1 — 1,025 — Loss (earnings) attributable to non-controlling interests (5,872) 2,857 (2,947) (1,629) Adjusted net loss $ (10,717) $ (13,590) $ (62,184) $ (96,689)

Page 26 GO FURTHER. DO MORE. COME HOME SAFELY. Adjusted Net Debt Reconciliation 1. NPV of lease commitments as of January 31, 2014 and April 30, 2014 discounted at 9%. Adjusted Net Debt ($US Million) At January 31, 2014 At April 30, 2014 Long-term debt 1546 1546 Current portion of long-term debt 133 4 Deferred financing fees - net of fees 0 0 Discount on notes 14 12 Premium on notes (2) (2) Less: Cash on Balance Sheet (417) (303) Net Debt 1,273 1,258 NPV of lease commitments(1) 1,166 1,239 Adjusted Net Debt 2,439 2,497

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 27 Fleet1, HE count2 and HE rate3 trends Fleet Statistics Technologically Advanced Fleet • Average age down from ~17 years in fiscal 2007 to ~11 years • New technology aircraft accounts for 79% of fleet value • Improved returns 263 252 247 236 174 169 165 165 $6.84 $8.03 $8.73 $8.82 0 1 2 3 4 5 6 7 8 9 10 0 50 100 150 200 250 300 FY11 FY12 FY13 FY14 Fleet Count Heavy Equivalent (HE) HE Rate 1. Fleet count at fiscal year end. 2. Heavy and medium helicopters, are weighted at 100% and 50%, respectively, to arrive at a single HE count, excluding helicopters that are held for sale. Shown above is average HE count of 5 quarters. 3. Heavy Equivalent (HE) Rate is the 3rd party operating revenue from HS segment divided by average HE count. Shift towards new technology aircraft supports increase in HE rate

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 28  2 pilots; 12 – 15 passengers 40 in Fleet  2 pilots; 10-13 passengers 23 in Fleet Other S92  2 pilots; 19 passengers 39 in Fleet EC225  2 pilots; 19 passengers 36 in Fleet S76 Series  2 pilots; 12 passengers 60 in Fleet AS332L, L1, L2  2 pilots; 17-19 passengers 38 in Fleet 236 Heavy/Medium twin engine helicopters with ~$3.0 Billion Fleet Value*  Fleet average age ~11 years * Fleet value is based on 2014 Ascend and Helivalue$ mid-life appraised value based on fleet count as of April 30, 2014. AW139 H ea v y M e d iu m  Fleet comprised entirely of heavy and medium aircraft Leading Operator of Heavy and Medium Aircraft

Page 29 GO FURTHER. DO MORE. COME HOME SAFELY. Additional Fleet Detail 1. Approximate range based on maintaining a 30-minute fuel reserve 2. Total leased helicopters include one S92A for which we had entered into operating lease but had not taken delivery as of April 30, 2014 Helicopter Model Owned Leased Count Cruise Speed (kts) Appr. Range (nm) full pax 1 Passengers Max Weight (lbs) Sikorsky S92A 1 39 39 145 400 19 26,500 Airbus EC225 2 34 36 145 400 19 24,250 Airbus AS332L, L1, L2 15 23 38 130-140 250-350 17-19 18,000 -20,500 Heavy total 18 96 113 Agusta AW139 - 40 40 145 280 12-15 15,000 Sikorsky S76C++ 2 21 23 145 220 12 11,700 Sikorsky S76C+ 16 6 22 145 175 12 11,700 Sikorsky S76A/B/C 15 - 15 135 110-130 12 10,800– 11,700 Bell 412 9 1 10 125 135 13 11,900 Airbus AS365 Series 4 4 8 120-145 80 11 9,500 Airbus EC135/145/155 2 3 5 NA (EMS only) Medium total 48 75 123 Total 66 1712 236 Hea v y M edi u m New technology aircraft represents ~79% of total CHC Fleet Value

Page 30 GO FURTHER. DO MORE. COME HOME SAFELY. Helicopter Services Regional Revenue break-down – FY14 vs. FY13 Third Party Revenue US $millions Q1 YoY % Q2 YoY % Q3 YoY % Q4 YoY % FY14 YoY % Eastern North Sea 95 11% 97 5% 95 0% 97 4% 383 5% Western North Sea 101 -2% 103 -1% 108 13% 111 19% 422 7% Americas 59 -22% 73 -10% 76 -2% 69 3% 277 -8% Asia Pacific 86 6% 87 4% 90 -5% 82 -7% 344 -1% Africa Euro Asia 47 3% 48 15% 48 -1% 44 -12% 187 1% Fleet & Other 1 -54% 1 -55% 1 -46% 2 -21% 5 -42% Helicopter Services 387 -1% 408 1% 417 1% 405 3% 1,618 1% Region EBITDAR margin ranges ENS & WNS Low to mid thirties Americas High twenties to low thirties Asia Pacific Low thirties Africa Euro Asia High thirties

Page 31 GO FURTHER. DO MORE. COME HOME SAFELY. Direct Costs – FY 2013 vs. FY 2014 FY 2013 FY 2014 in $US Millions Full Year Full Year Crew(1) (429) (429) Base ops and other costs (2) (366) (352) Maintenance(3) (232) (282) Support costs (4) (162) (169) Total (1,190) (1,232) 1. Crew costs include salary, benefits, training and recruitment. 2. Base operations and other costs include our base operations, reimbursable costs, insurance costs and other external expenses. 3. Maintenance costs are primarily related to our Helicopter Services segment but are incurred almost entirely by Heli-One, which conducts maintenance work for Helicopter Services and also for external customers. Approximately two-thirds of these costs were related to Helicopter Services. 4. Support costs include certain regional executive functions, flights operations, safety, technical support, information technology and customer service costs.

P&L Structure


Reported Revenue
Direct Costs, G&A
Operating Revenue(1)
EBITDAR
Heli-One
Helicopter Services
D&A
Lease costs
Other(2)
Interest(3)
Tax
Internal
3rd party
HE Count
HE Rate
Net Income

- Helicopter Services Operating revenue is derived from HE count and HE rate
  - HE count = (100% x # heavy AC) + (50% x # medium AC)
    - HE count corresponds to fleet count as of the end of a quarter excluding held for sale aircraft
  - HE rate is operating revenue per HE over a specified period
    - HE rate growth driven by contract pricing and increasing mix of new technology aircraft
    - Denominator uses average HE count to reflect the revenue generating aircraft during period
      - Annual HE rate uses 5 quarter end HE count data (ex. FY14 HE rate uses Q4FY13, Q1-Q4 FY14 HE count data)
      - Quarterly HE rate uses 2 quarter end HE count data (ex. FY14 Q3 HE rate uses Q2 and Q3 FY14 HE count data)
- Heli-One's revenue consists of internal work (for HS) and 3rd party
  - Maintenance, repair, and overhaul (MRO) projects or Power by the Hour (PBH) contracts
- Adjusted EBITDAR is the main measure of performance in the helicopter industry

1. Operating revenue is total revenue less reimbursable revenue which is costs reimbursed from customers.
2. Other includes restructuring costs, impairments, gain/loss on disposals.
3. Interest includes interest on long term debt and other financing charges.

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Page 32

Free Cash Flow Drivers


Lease payments
Interest
ΔWorking Capital
Tax
Pension
EBITDAR(1)
Other(1)
Operating Cash Flow
Net Expansionary Capex
Maintenance Capex
3rd Party Disposals
Investing Cash Flow
Free Cash Flow
Aircraft Spend:
(deposits + payments at aircraft delivery + gross lease buyouts of existing aircraft less aircraft financing proceeds)
+ Growth in rotables pool
+ New buildings/bases (PPE)
Aircraft base maintenance + replacement of rotables + maintenance of building/bases (PPE)

- Operating cash flow drivers:
  - Increase cash earnings through growing EBITDAR
  - Effective management of interest, tax, and pension costs
  - Improve working capital through supply chain efficiency and lowering DSO
- Investing cash flow drivers:
  - Expansionary capex – capex used for growth of the business
    - Aircraft acquisitions (new deliveries and lease buyouts) and modifications net of financing proceeds
    - Growth in rotables[2], new buildings/bases
  - Maintenance capex – capex used for replenishing assets
    - Aircraft base maintenance, replacement of rotables[3] pool , building and base enhancement etc.
  - Disposals – Represents sales of retired fleet and other assets

1. Other includes realized FX gain/loss, and other cash items from financing charges . Please refer to our SEC filings for details of our operating cash flow.
2. Rotables refers to helicopter parts that can be repaired and reused such that they typically have an expected life approximately equal to the helicopters they support

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Page 33

GO FURTHER. DO MORE. COME HOME SAFELY. R: 0 G: 32 B: 96 R: 255 G: 0 B: 0 R: 0 G: 112 B: 192 R: 192 G: 0 B: 0 R: 89 G: 89 B: 89 R: 16 G: 37 B: 63 R: 196 G: 189 B: 151 R: 146 G: 208 B: 80 R: 79 G: 129 B: 189 Page 34 Glossary of Terms Adjusted EBITDAR = net earnings (loss) before interest, taxes, depreciation, amortization and helicopter lease and associated costs, restructuring costs, asset impairments, gain (loss) on disposal of assets and goodwill impairment. Adjusted EBITDAR excluding special items = Adjusted EBITDAR excluding one time IPO costs Adjusted net income(loss) = net loss which excludes one-time IPO costs, asset dispositions, asset impairments, the revaluation of our derivatives and foreign exchange gain (loss), and net income or loss attributable to non- controlling interests and debt extinguishment. Adjusted EBITDAR margin = Adjusted EBITDAR excluding special items/operating revenue Operating revenue = Total revenue less reimbursable revenue which is costs reimbursed from customers Weighted adjusted share count = the number of ordinary shares outstanding at our IPO date, adjusted for the weighted average of shares issued subsequent to this date Adjusted EPS = adjusted net loss/adjusted share count Free cash flow = cash provided by operating activities less cash used in investing activities Liquidity = cash and cash equivalents and unused capacity in the revolver net of letters of credit plus undrawn overdraft facilities